Exhibit 99.3

Tumi Employee FAQ

1.	What did Tumi announce?
•	We announced today that Tumi has entered into an agreement to be acquired by Samsonite.

2.	Who is Samsonite?
•	Samsonite, which is headquartered in Hong Kong, is one of the world's best known and largest lifestyle bag and travel luggage companies, with a heritage dating back more than 100 years.
•	They are a market leader with a strong international brand presence and a wide range of travel products and brands.
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The Group is principally engaged in the design, manufacture, sourcing and distribution of luggage, business and computer bags, outdoor and casual bags, travel accessories and slim protective cases for personal electronic devices throughout the world, primarily under the Samsonite®, American Tourister®, Hartmann®, High Sierra®, Gregory®, Speck® and Lipault® brand names and other owned and licensed brand names.

•	The core brand, Samsonite, is one of the most well-known travel luggage brands in the world.

3.	Why are we being acquired by Samsonite?
•	One of the reasons that this combination with Samsonite is very attractive to us is that they recognize the extraordinary value proposition that Tumi represents.
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Samsonite has great appreciation for Tumi’s outstanding brand awareness, the strength and loyalty of our customer base and our leadership position in the highly attractive premium and business segment of the market, where Samsonite has little or no presence today.

•	Importantly, one of the aspects of Tumi that is most appealing to Samsonite is our network of company-owned retail locations. Also, Tumi and Samonsite’s products are highly complementary.
•	As part of Samsonite, we will be even better positioned to expand in Asia and Europe, while also further growing our business in North America.
•	Samsonite has a proven track record of successfully acquiring and growing brands, and we expect this to be the same for Tumi.

4.	What does this mean for me?
•	As part of Samsonite, we will be even better positioned to expand in Asia and Europe, while also further growing our business in North America.
•	Samsonite has a proven track record of successfully acquiring and growing brands, and we expect this to be the same for Tumi.
•	Until the transaction closes, which is expected in the second half of 2016, Tumi and Samsonite will continue to operate as independent companies and it remains business as usual at Tumi.
•	The most important thing everyone can do is to stay engaged and focused on your day-to-day responsibilities, and continue achieving our sales targets and operating goals.

5.	Should we expect changes to benefits and compensation?
•	Until the transaction closes, which is expected in the second half of 2016, Tumi and Samsonite will continue to operate as independent companies and your salary and benefits remain unchanged.
•	As always, we are committed to operating with transparency and keeping you informed throughout this process.

6.	What will happen to my stock in Tumi? Can I buy stock in Samsonite?
•	Under the agreement with Samsonite, once all the conditions to close are met, including approval by Tumi shareholders, each outstanding Tumi share will be converted into $26.75 in cash.
•	Decisions regarding stock purchases in other companies are the individual choice of employees.

7.	Will this announcement have an immediate effect on day-to-day operations at Tumi?
•	No. Until the transaction closes, Tumi and Samsonite will continue to operate as independent companies.
•	We are relying on all Tumi employees to continue serving our wholesale and retail customers with the same quality and commitment they’ve come to expect from us.
•	While we are very excited about the transaction and what it will mean for our business in the long-term, in the near-term our top priority will be continuing to operate as usual.
•	The most important thing everyone can do is to stay engaged and focused on your day-to-day responsibilities and continue achieving our sales targets and operating goals.

8.	Will positions be eliminated as a result of this transaction? Will there be store closures?
•	We believe many employees will benefit from the opportunities presented by being part of a larger and more diversified global company.
•	These are early days of the transaction and we have a lot to figure out.
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Over the coming months, we expect to build an integration team comprised of members from each company that will work to address how we can best utilize each other’s capabilities and bring our companies together.

•	We recognize that job security and compensation are on the minds of our employees and we are committed to keeping you informed as we move through this process.
•	The most important thing everyone can do is to stay engaged and focused on your day-to-day responsibilities, and continue achieving our sales targets and operating goals.

9.	What are the plans to integrate the two companies?
•	The integration process will take some time, and in the coming weeks, a transition-planning team will be established consisting of leaders from Tumi and Samsonite.
•	It is still early in this process, but we will continue to update you regularly with additional information as we move forward.

10.	What will happen to the Tumi brand?
•	Thanks to you, Tumi is considered “best-in-class” in the premium segment of the market.
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Samsonite recognizes the extraordinary value proposition that Tumi represents – they are committed to our brand and products – which are complementary to their own – and is not looking to compromise or change them.

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Samsonite has great appreciation for Tumi’s outstanding brand awareness, the strength and loyalty of our customer base and our leadership position in the highly attractive premium and business segment of the market.

•	Importantly, Samsonite has a proven track record of successfully acquiring and growing brands, and we expect this to be the same for Tumi.

11.	What will this mean for Tumi customers?
•	This is an exciting day for Tumi and all the travelers around the world who count on us.
•	There will be no change in the quality of our products or the level of our offering.
•	Samsonite will bring Tumi to new and growing markets, while still maintaining the high quality Tumi is known for.
•	We remain committed to serving our wholesale and retail customers as we always have.

12.	When will the combination be completed? What happens next?
•	We expect the transaction to be completed in the second half of 2016, subject to customary closing conditions.
•	Until that time, Tumi and Samsonite will continue to operate as independent companies.

13.	Where can I find additional information? How can I learn more about Samsonite?
•	As we move forward, we will continue to update you when there is additional information to share.
•	You can learn more about Samsonite on their website, www.Samsonite.com.

14.	Who can I contact if I have any more questions?
•	If you have any further questions, please don’t hesitate to contact your manager.

15.	What do I do if I’m asked about the transaction?
•	If you receive any inquiries from the media or investors, please contact Heather Gorman at HGorman@tumi.com.

Forward-Looking Statements

This document contains statements that are forward-looking. Forward-looking statements include the statements identified as forward-looking in Tumi's press release announcing its most recent quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words "believes," "may," "plans," "will," "could," "should," "estimates," "continues," "anticipates," "intends," "expects" and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Tumi assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.  Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in Tumi's March 3, 2016 merger agreement with Samsonite, the press release announcing its most recent quarterly earnings, as well as other factors described in Tumi’s Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by Tumi’s Quarterly Reports on Form 10-Q and other documents of Tumi on file or in the proxy statement on Schedule 14A that will be filed with the Securities and Exchange Commission (the "SEC") by Tumi.

Additional Information
This communication is not a solicitation of a proxy from any stockholder of Tumi. In connection with the proposed transaction, Tumi will file with the SEC a proxy statement on Schedule 14A. Tumi will mail the proxy statement to its stockholders.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement, as well as other filings containing information about Tumi free of charge, at the website maintained by the SEC at www.sec.gov and at Tumi's website at www.tumi.com/s/investor-relations. In addition, the proxy statement and other documents filed by Tumi with the SEC (when available) may be obtained from Tumi free of charge by directing a request to parker.schram@icrinc.com.

The respective directors and executive officers of Tumi and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tumi’s directors and executive officers is available in its proxy statement on Schedule 14A filed with the SEC on March 24, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and their respective interests will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.